UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023 (February 13, 2023)

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

125 Highway 515 East
Blairsville, Georgia 30512

(Address of principal executive offices) (Zip Code)

(706) 781-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	UCBI	Nasdaq Global Select Market
Depositary shares, each representing 1/1000th interest in a share of Series I Non-Cumulative Preferred Stock	UCBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 13, 2023, United Community Banks, Inc., a Georgia corporation (“United” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Miami Bancorp, Inc., a Delaware corporation (“First Miami”) and Zamboni Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into First Miami, with First Miami surviving the merger. Immediately thereafter, First Miami will merge with and into United, with United surviving the merger (collectively, the “Mergers”). Immediately following the Mergers, First National Bank of South Miami, a national banking association organized under the laws of the United States of America and direct, wholly-owned subsidiary of First Miami (“FMIA Bank”) will merge with and into United Community Bank (“UCBI Bank”), a South Carolina state-chartered bank and wholly-owned subsidiary of United, with UCBI Bank surviving the bank merger.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Mergers (the “Effective Time”), each share of common stock, $0.01 par value per share, of First Miami (“FMIA Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement, including FMIA Common Stock held by a holder who has properly exercised dissenters’ rights in respect of such shares) shall be converted into the right to receive 40.2685 validly issued, fully paid, and nonassessable shares of common stock, par value $1.00 per share, of the Company (“Company Common Stock”) and cash in lieu of fractional shares.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties from both United and First Miami with respect to its and its respective subsidiaries’ businesses. Each party has also agreed to customary covenants, including covenants relating to: (i) the conduct of First Miami’s business during the interim period between the execution of the Merger Agreement and the Effective Time; (ii) the obligation of First Miami to call a meeting of its stockholders for purposes of obtaining approval of the Mergers by the holders of a majority of the outstanding shares of FMIA Common Stock (the “First Miami Stockholder Approval”) and, subject to certain exceptions, the obligation of the First Miami board of directors to recommend that its stockholders adopt the Merger Agreement and the transactions contemplated thereby; and (iii) non-solicitation obligations of First Miami relating to alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative transaction. The Merger Agreement also provides for First Miami to sell certain investment securities held by First Miami and to use the net after-tax proceeds (after paying off outstanding indebtedness) to pay a special cash dividend to its shareholders prior to closing, subject to the terms and conditions set forth therein.

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of customary conditions, including: (i) the receipt of First Miami Stockholder Approval; (ii) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the South Carolina Board of Financial Institutions, without such approvals having resulted in the imposition of a materially burdensome regulatory condition; (iii) the effectiveness of the registration statement on Form S-4 relating to the shares of United Common Stock to be issued in the Mergers; (iv) the approval for listing on the Nasdaq Global Select Market of the shares of United Common Stock to be issued in the Mergers; (v) the absence of any order, injunction or decree or other legal restraint preventing the consummation of the Mergers or making the consummation of the Mergers illegal; (vi) the receipt of a legal opinion from First Miami’s counsel as to the tax-free treatment of the Mergers; (vii) the holders of no more than 7.5% of the aggregate outstanding shares of FMIA Common Stock having properly notified First Miami that they intend to exercise their dissenters’ rights; (viii) the receipt of a FIRPTA certificate from First Miami stating that that shares of capital stock of First Miami do not constitute “United States real property interests” under the internal revenue code; (ix) subject to certain exceptions, the accuracy of the representations and warranties of the other party, generally subject to a material adverse effect qualification; (x) the performance in all material respects by the other party of its covenants and obligations under the Merger Agreement, including the performance in all material respects by First Miami and certain of its affiliates of its covenants and obligations under a letter agreement addressing certain related party transactions, and such letter agreement remaining in full, force and effect; and (xi) the absence of a material adverse effect with respect to the other party since the execution of the Merger Agreement.

Termination; Termination Fee

The Merger Agreement provides certain termination rights for both United and First Miami, including if the Mergers are not completed by February 13, 2024. The Merger Agreement further provides that a termination fee of $4,500,000 will be payable by First Miami upon termination of the Merger Agreement under certain customary circumstances.

Additional Information

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated into this Report by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Mergers, unless otherwise specified therein, and were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this Report only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding United or First Miami, their respective affiliates or their respective businesses.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding United and First Miami, their respective affiliates and their respective businesses and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of United that will include a proxy statement and prospectus and that will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Voting and Support Agreement

In connection with entering into the Merger Agreement, each director of First Miami has entered into a Voting and Support Agreement with United and First Miami (the “Voting and Support Agreement”), pursuant to which each such director has agreed, among other things, to vote his or her shares of FMIA Common Stock in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, and against any action or agreement that would prevent, materially impede or materially delay the consummation of the transactions contemplated by the Merger Agreement and against any alternative acquisition proposal. Subject to certain exceptions, each such director has also agreed not to transfer such shares of FMIA Common Stock, prior to the Effective Time or the termination of the Merger Agreement, without the prior written consent of United. The Voting Agreement automatically terminates upon any termination of the Merger Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached to this Report as Exhibit 99.1 and which is incorporated into this Report by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of February 13, 2023, by and among United Community Banks, Inc., First Miami Bancorp, Inc. and Zamboni Merger Sub, Inc.*

99.1	Voting and Support Agreement, dated as of February 13, 2023, by and among United Community Banks, Inc., First Miami Bancorp, Inc. and the stockholders listed on Exhibit A thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*          *          *

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected accretive value of the Merger to United’s earnings and the expected timing of the closing of the Merger. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to a delay in closing the Merger or the termination of the merger agreement, (4) the failure to obtain the necessary approval by the shareholders of First Miami, (5) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (6) the ability of United to obtain required governmental approvals of the Merger on the anticipated timeframe and without the imposition of adverse conditions, (7) reputational risk and the reaction of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the Merger, (9) the risks relating to the integration of First Miami’s operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the Merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the Merger, and (14) general competitive, economic, political and market conditions.

Further information regarding additional factors which could affect the forward-looking statements contained in this Report can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q, and other documents subsequently filed by United with the SEC.

Many of these factors are beyond United’s and First Miami’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither United nor First Miami undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United or First Miami to predict their occurrence or how they will affect United or First Miami.

United and First Miami qualify all forward-looking statements by these cautionary statements.

IMPORTANT Information FOR SHAREHOLDERS AND INVESTORS

In connection with the Merger, United intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of First Miami to be sent to First Miami’s shareholders seeking their approval of the merger agreement. The registration statement also will contain the prospectus of United to register the shares of United common stock to be issued in connection with the Merger. INVESTORS AND SHAREHOLDERS OF FIRST MIAMI ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE A PART OF THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY UNITED OR FIRST MIAMI WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT AND THOSE OTHER DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UNITED, FIRST MIAMI AND THE MERGER.

The registration statement and other documents filed with the SEC may be obtained for free at the SEC’s website (www.sec.gov). You will also be able to obtain these documents, free of charge, from United at the “Investor Relations” section of United’s website at www.ucbi.com [or from First Miami at the “Investor Relations” section of First Miami’s website at www.fnbsm.com]. Copies of the definitive proxy statement/prospectus will also be made available, free of charge, by contacting United Community Banks, Inc., P.O. Box 398, Blairsville, GA 30514, Attn: Jefferson Harralson, Telephone: (864) 240-6208, or First Miami Bancorp, Inc., 5750 Sunset Drive, South Miami, FL 33143, Attn: Pablo Rodriguez, Telephone: (305) 662-5473.

PARTICIPANTS IN THE TRANSACTION

United and First Miami, and certain of their respective directors and executive officers, under the rules of the SEC may be deemed to be participants in the solicitation of proxies from First Miami’s shareholders in favor of the approval of the merger agreement. Information about the directors and officers of United and their ownership of United common stock can be found in United’s definitive proxy statement in connection with its 2022 annual meeting of shareholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by United with the SEC. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus pertaining to the transaction if and when it becomes available. Free copies of this document may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.
(Registrant)

February 15, 2023	By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and Chief Financial Officer